                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 24, 2001
                              (December 21, 2001)

                     CHILDREN'S COMPREHENSIVE SERVICES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                      Tennessee                                        0-16162                      62-1240866
-------------------------------------------------------     ----------------------------      -----------------------
    (State or other jurisdiction of incorporation)             (Commission File Number)           (I.R.S. Employer
                                                                                                 Identification No.)

         3401 West End Avenue, Suite 400
              Nashville, Tennessee                                37203
-----------------------------------------------             ----------------
   (Address of principal executive offices)                    (Zip Code)



        Registrant's telephone number, including area code: (615) 250-0000


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.             Other Events.

         On June 22, 2001, a purported class action was filed in the Circuit Court of Davidson County, Tennessee against Children's Comprehensive Services, Inc. ("CCS") and each of the members of the CCS board of directors. The suit alleged that the members of the CCS board of directors breached their fiduciary duties to the CCS shareholders by approving an exclusivity agreement pursuant to which CCS agreed to negotiate exclusively with two potential acquirors for the period from June 14, 2001 through July 13, 2001. CCS believes that the lawsuit is based upon erroneous assumptions by the plaintiff and is without merit.

         On December 21, 2001, CCS and the plaintiff entered into a memorandum of understanding to settle and dismiss the action. The settlement provides, among other things, that CCS supplement its proxy statement, dated December 10, 2001, issued in connection with the solicitation of proxies by the CCS board of directors for the special meeting of shareholders to be held on January 2, 2002. The settlement is subject to the approval of the court.

         The supplement, dated December 21, 2001, is first being mailed to the shareholders of CCS on or about December 24, 2001. The proxy statement supplement is attached hereto as Exhibit 99.1.


Item 7.             Financial Statements, Pro Forma Financial Information and
                    Exhibits.


         (c)  Exhibits.

              99.1   Supplement, dated December 21, 2001, to the
                     Proxy Statement, dated December 10, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2001
                                       CHILDREN'S COMPREHENSIVE SERVICES, INC.


                                       By: /s/ Donald B. Whitfield
                                           -----------------------------------
                                           Donald B. Whitfield
                                           Vice President Finance and Chief
                                              Financial Officer

                                  EXHIBIT INDEX


               No.            Exhibit
           ----------       ---------------------------------------
              99.1          Supplement, dated December 21, 2001, to the
                            Proxy Statement, dated December 10, 2001.